                                                                    EXHIBIT 4.1

                             [CERTIFICATE OF STOCK]
NUMBER
A                                                                         SHARES

                                 ACNielsen Logo
                                                               CUSIP 004833 10 9
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

                                                     ORGANIZED UNDER THE LAWS OF
                                                        THE STATE OF DELAWARE
                             ACNielsen Corporation
                                                THIS CERTIFICATE IS TRANSFERABLE
                                                    IN THE CITY OF NEW YORK


THIS CERTIFIES THAT


IS THE OWNER OF

       FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.01 EACH
                              OF THE COMMON STOCK

of ACNielsen Corporation (the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

        Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


/s/                                    /s/
CHAIRMAN OF THE BOARD                  SECRETARY                           [ART]

COUNTERSIGNED AND REGISTERED:
    FIRST CHICAGO TRUST COMPANY OF NEW YORK
BY                                TRANSFER AGENT
     /s/                           AND REGISTRAR

                            AUTHORIZED SIGNATURE

ACNielsen Corporation
     CORPORATE
        SEAL
        1996
      DELAWARE

                             ACNIELSEN CORPORATION


        THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER, UPON REQUEST AND WITHOUT CHARGE, A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AUTHORIZED TO BE ISSUED AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE ADDRESSED TO THE SECRETARY OF THE CORPORATION.

        This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between the Corporation and First Chicago Trust Company of New York (the "Rights Agent"), dated as of ____________________, 1996, as may be amended from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Corporation will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM    - as tenants in common              UNIF GIFT MIN ACT-      ___________ Custodian ___________
TEN ENT    - as tenants by the entireties                                (Cust)                (Minor)
JT TEN     - as joint tenants with right of                              under Uniform Gifts to Minors
             survivorship and not as tenants                           Act______________________________
             in common                                                              (State)

Additional abbreviations may also be used though not in the above list.


        For value received, _____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________  ________________________________________

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares

of the capital stock, represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________

________________________________________________________________________________

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated, _________________________________


                    ____________________________________________________________
                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                            WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.



                        SIGNATURE GUARANTEED:


                        _______________________________________________________
                        The signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.